UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22939

T. Rowe Price Credit Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Credit Opportunities Fund	November 30, 2014

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a long absence, volatility reared its head across financial markets in recent months, taking prices for high yield bonds sharply lower in its aftermath. At your fund’s inception in late April, seemingly every bond in the asset class was trading above par, offering little in the way of attractive income and scant potential for capital appreciation. Adding further worry, energy-related credits had come to dominate the asset class’s composition, accounting for upward of 20% of many high yield benchmarks.

A steady drumbeat of disappointing news, from the outbreak of the deadly Ebola virus to mounting geopolitical tensions, concerns around the pace of economic activity in China and Europe, and lower commodity prices, conspired to fatigue investors in sub-investment-grade debt. Additionally, anticipation continued to mount that the Federal Reserve would look to reverse course and engineer tighter fiscal policy heading into 2015. Notably, equities surged against this backdrop, with the S&P 500 gaining 8.58% over the last six months, while credit rated below investment grade, as measured by the Barclays U.S. High-Yield Ba/B - 2% Issuer Capped Index, managed a paltry two basis points (0.02%) total return.

Oil, which began June at $103 a barrel and traded up to almost $108 during the month, went into a sharp decline, taking much of the high yield market with it and closing out November at $66—levels not seen since 2009. In some cases, bonds for energy-related credits issued as recently as a few months ago are off 40 points or more! Economic indicators are signaling continued gains for the U.S. economy, but the divergence between high yield bond and equity market performance in recent months is striking.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

PORTFOLIO PERFORMANCE

The portfolio returned -4.04% for the six months ended November 30, 2014. As shown in the Performance Comparison table, the fund underperformed the Barclays U.S. High-Yield Ba/B - 2% Issuer Capped Index for the period. (Results for the Advisor Class were slightly lower, reflecting its different fee structure.)

PORTFOLIO REVIEW

As the Asset Allocation table shows, we closed the reporting period with healthy allocations to bank debt and traditional high yield bonds. We held more modest allocations to convertible bonds, equities, and derivatives. Cash, represented as reserves, stood at 18.4%. This should provide sufficient reserves to take advantage of dislocations among energy-related and other names.

Bank debt and floating rate exposure composed a further 17.6% of the portfolio. This combination served as a diversifier of sorts, as they generated current income without bearing the degree of interest rate risk we felt was embedded in higher-quality high yield credits, particularly during the summer months when most bonds were priced above par. Unlike bonds, which typically offer fixed rate coupons that are paid semiannually, loan interest is reset quarterly at a negotiated rate that is typically a spread to the London Interbank Offered Rate (LIBOR). This floating rate feature shortens duration, making loans less sensitive to upward moves in interest rates versus fixed rate bonds. (Duration is a measure of a security’s sensitivity to changes in interest rates.) The caveat is that should rates fall, bonds generally hold the advantage versus loans as bonds are typically not refinanceable until a predetermined future call date or maturity, whereas loan issuers can refinance at par. Some high yield managers have concluded (wrongly, in our view) that this makes loans an inferior consideration versus their fixed income counterparts.

One bank debt issuer we favor is Weight Watchers International. The consumer products company, well known for its weight control and diet programs, has a slug of bank debt outstanding that matures in 2020 and carries a quarterly coupon of LIBOR + 325 basis points. This loan, like many others in the bank debt market, includes a rate floor of 75 basis points, resulting in a minimum coupon of 4.00% at current levels (100 basis points equal 1.00%). Weight Watchers’ financial performance has been challenged recently by the proliferation of digital fitness trackers and Internet-based weight loss programs. While the 4% coupon is rather modest, the loan trades at 75 cents on the dollar (of par), putting the yield closer to 5.33%. We believe the steep discount and income could result in compelling gains for the loan if, as we expect, the company regains its competitive footing. Similarly, Britax, a leading manufacturer of child car seats and strollers, offers a term loan due in 2020 with a LIBOR + 350 coupon and a 100 basis point floor trading at a price of $75 for an approximate yield in excess of 10%. Britax has also struggled recently, losing share in Europe to competitors’ innovations in the child car seat market. Weight Watchers’ and Britax’s near-term challenges impacted topline revenues and cash flow generation, but do not appear insurmountable. If that proves wrong, and cash flows are insufficient to maintain debt service at either company, our work suggests that the loans are amply covered by the value of the companies’ underlying assets. In time, we expect both of these loans to provide current income and capital appreciation, comparing quite favorably with BB rated fixed-coupon high yield bond issues. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

At the end of November, bonds composed 59% of the portfolio. Top holdings include Sun Products, Claire’s Stores, and Nextel International. Sun and Claire’s are leveraged buyouts that have underperformed the market’s expectations. Sun manufactures laundry detergents under well-known brands, such as All, Snuggle, and Wisk, and is enduring a difficult price war with a major competitor. We believe that Sun bonds, currently trading in the mid-$80s and offering yields of approximately 12%, should see meaningful gains if the competitive environment improves, as we expect. Likewise, Claire’s, the retailer of jewelry and accessories for teens, has a $294 million bond issue that comes due in 2017, bearing a 10.50% coupon and, at current prices, yields approximately 15%. The company went private pre-crisis in a 2007 leveraged buyout to Apollo Management at a $3.1 billion price tag. Claire’s management has been proactive in managing its capital structure. We take comfort that this is its next maturity and are ready to evaluate ways management might seek to refinance this debt as they continue to implement their turnaround plan.

The fund’s exposure to Nextel International, the South American wireless operator that sought bankruptcy protection in September, is through a senior bond issue. We are down about 10 points from our cost, and as a result of the bankruptcy filing, we have not received coupon income. However, we expect the case to be resolved in fairly short order as the company and various stakeholders come to terms on a restructuring. At worst, we would expect a breakeven result from this position but believe a gain is possible if negotiations result in a valuation more favorable than what is implied by current bond prices. We expect there will be similar opportunities for trades like this in the months ahead—offering breakeven or better results, even if we have to endure a bankruptcy—particularly in the energy sector.

Over the last six months, gains from our investment in RadioShack embodied precisely the type of outcome we were envisioning when we conceived this fund, though the experience has not been for the faint of heart. Mention the company name to anyone, and the response is one of universal apprehension. We agreed that the company faced a very uncertain future, including the possibility that it would ultimately file for bankruptcy and possibly liquidate. But we did feel strongly about when this might occur. To that end, we “sold protection,” or created a long position via successive credit default swaps. We paired that position with involvement in a rescue package that converts to a debtor-in-possession (DIP) loan—a type of post-bankruptcy financing—that we believe will deliver compelling results should the company succumb to the mounting pressure of its capital structure and need to restructure. We had similar positions in other retail credits, including Sears, JCPenney, David’s Bridal, and the aforementioned Claire’s. Each of these positions provided meaningful gains over the last six months. Sub-investment-grade retail remains a treacherous place to invest, but to the discerning shopper for credit value, therein lies the opportunity.

Our biggest disappointment for the six-month period concerned the fund’s energy holdings, including a meaningful position in the quasi-sovereign Petroleos de Venezuela (PDVSA). We were attracted to sinking fund features present in this bond that required the company to repay a third of the debt in 2015 and 2016 in addition to the 2017 maturity and the 8.50% coupon. Venezuela has been slow to enact the necessary reforms that would bring needed relief to the country and PDVSA, but as oil markets corrected, our confidence in the company’s ability to satisfy its debt obligations deteriorated rapidly. The sharp decline in oil extracted similar pain on several other holdings, including Samson Investment, Tervita, and American Energy Partners, and we have chosen to reduce these exposures as our conviction waned. We closed the reporting period with ample cash, and we have begun to deploy it in energy names where we have greater confidence in their long-term viability but have also uncovered compelling opportunities outside the sector.

Our small exposure to equities provided mixed results. Like many hedge funds and investors in distressed assets, we had exposure, albeit modest, to Fannie Mae and Freddie Mac, the government-sponsored enterprises at the center of several lawsuits stemming from the 2008 financial crisis. We share the view that the government’s actions amount to an illegal taking, and the most appropriate remedy to the current conservatorship is a reinstatement that gives appropriate consideration to all stakeholders. A circuit court ruling in October caught investors by surprise and made the path to those outcomes too steep to bear, so we chose to reduce our holdings. We have enjoyed gains in cable operator Liberty Global, the subject of takeover rumors from Vodafone, and TerraForm Power, a spinoff from solar operator SunEdison. Positions in Rite Aid and Range Resources common stock are below cost, but we feel each offers good value and we intend to stay the course in those positions.

OUTLOOK

As painful as the last six months have been, today’s valuations are far more inviting. We are finding compelling values across a number of sectors and will continue to seek opportunities to generate higher yields and better prospects for capital appreciation potential. We launched this strategy with the view that a holistic approach to credit that incorporated the breadth and depth of opportunities across geographies and capital structures could serve investors well, providing the opportunity for capital gains and income. Following the sell-off in sub-investment-grade credit, especially within energy-related names, there is no shortage of ideas to consider. When we pair that with what looks to be an improving domestic economic backdrop, we cannot help but conclude that the prospects for investment returns in 2015 look bright.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Paul A. Karpers
Chairman of the fund’s Investment Advisory Committee

December 16, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK MANAGEMENT

Several fundamental changes have occurred in the fixed income markets in recent years. The markets were particularly volatile at the beginning of the fund’s fiscal year as investors began to consider the ramifications of a scaleback in the Fed’s quantitative easing program and a potential rise in interest rates. The volatility subsided, but it highlighted the importance of sound risk management.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed makes policy changes that are likely to affect the direction of interest rates. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios into consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continuing smooth operation of our portfolios. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

To the extent the fund uses credit default swaps and options, it is exposed to additional volatility in comparison with investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value and may not properly correlate with the underlying securities or index.

GLOSSARY

Barclays U.S. High-Yield Ba/B - 2% Issuer Capped Index: The index measures the performance of high yield corporate bonds, with a maximum allocation of 2% for all individual issuers.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a two-year duration would fall about 2% in response to a one-percentage-point rise in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity—in general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/14
Amaya Gaming	3.0%
Tervita	2.8
Weight Watchers International	2.5
Liberty Global	2.4
Claire's Stores	2.3
American Energy Partners	2.3
Sun Products	2.2
Charter Communications	2.2
Clear Channel	2.0
New Cotai	1.6
MHP	1.6
TXU	1.5
Netflix	1.5
Univision Communications	1.5
Compgagnie Generale De Geophysique	1.5
Bolivarian Republic of Venezuela	1.5
IMG Worldwide	1.4
NII Holdings	1.3
Vimpel Communications	1.3
Downstream Development	1.2
MBIA	1.2
McDermott International	1.2
RP Crown	1.2
RadioShack	1.1
Quiksilver	1.0
Total	43.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/14	4/29/14 Through 5/31/14
NET ASSET VALUE		
Beginning of period	$ 10.03	$ 10.00
Investment activities		
Net investment income[1]	0.29[2]	0.03[2]
Net realized and unrealized gain / loss	(0.69)	0.04
Total from investment activities	(0.40)	0.07
Distributions		
Net investment income	(0.34)	(0.04)
NET ASSET VALUE		
End of period	**$ 9.29**	**$ 10.03**

Ratios/Supplemental Data

Total return[3]	**(4.04)%[2]**	**0.67%[2]**
Ratio of total expenses to average net assets	0.90%[2][4]	0.90%[2][4]
Ratio of net investment income to average net assets	5.91%[2][4]	2.84%[2][4]
Portfolio turnover rate	54.0%	9.4%
Net assets, end of period (in thousands)	$ 36,443	$ 26,233

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 9/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 11/30/14	4/29/14 Through 5/31/14
NET ASSET VALUE		
Beginning of period	$ 10.03	$ 10.00
Investment activities		
Net investment income[1]	0.28[2]	0.02[2]
Net realized and unrealized gain / loss	(0.69)	0.05
Total from investment activities	(0.41)	0.07
Distributions		
Net investment income	(0.34)	(0.04)
NET ASSET VALUE		
End of period	**$ 9.28**	**$ 10.03**

Ratios/Supplemental Data

Total return[3]	**(4.19)%[2]**	**0.67%[2]**
Ratio of total expenses to average net assets	1.00%[2][4]	1.00%[2][4]
Ratio of net investment income to average net assets	5.82%[2][4]	2.74%[2][4]
Portfolio turnover rate	54.0%	9.4%
Net assets, end of period (in thousands)	$ 283	$ 251

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 9/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 58.1%		
Broadcasting 2.4%		
iHeartCommunications, PIK, 14.00%, 2/1/21	410	333
Univision Communications, 5.125%, 5/15/23 (1)	525	551
		884
Building Products 0.1%		
Associated Materials, 9.125%, 11/1/17	25	22
		22
Cable Operators 7.4%		
Altice, 7.75%, 5/15/22 (1)	250	259
Charter Communications, 5.75%, 9/1/23	525	530
Lynx II, 7.00%, 4/15/23 (GBP)(1)	150	253
Netflix, 5.75%, 3/1/24 (1)	525	545
ONO Finance II, 10.875%, 7/15/19 (1)	250	269
RCN Telecom Services, 8.50%, 8/15/20 (1)	175	187
Unitymedia KabelBW, 6.125%, 1/15/25 (1)	275	287
Wave HoldCo, PIK, 8.25%, 7/15/19 (1)	125	129
Ziggo Bond, 7.125%, 5/15/24 (EUR)(1)	175	240
		2,699
Chemicals 1.7%		
Momentive Performance, 3.88%, 10/24/21	200	176
Momentive Performance, 4.69%, 4/24/22	225	186
Momentive Performance, 10.00%, 10/15/20 (2)	100	—
Momentive Performance, EC, 8.875%, 10/15/20 (2)	200	—
Trinseo Materials Operating, 8.75%, 2/1/19	250	258
		620
Consumer Products 3.1%		
Quiksilver, 10.00%, 8/1/20	625	358

Sun Products, 7.75%, 3/15/21 (1)	925	777
		1,135
Container 0.3%		
Consolidated Container, 10.125%, 7/15/20 (1)	125	114
		114
Energy 12.2%		
American Energy Partners, 7.125%, 11/1/20 (1)	125	100
American Energy Partners, VR, 6.732%, 8/1/19 (1)	550	447
Atlas Pipeline, 5.875%, 8/1/23	175	183
Canbriam Energy, 9.75%, 11/15/19 (1)	75	73
CGG, 6.875%, 1/15/22	350	331
CGG Veritas, 6.50%, 6/1/21	200	187
Global Geophysical Services, 10.50%, 5/1/17 (3)(8)	575	8
Jupiter Resources, 8.50%, 10/1/22 (1)	200	172
Laredo Petroleum, 7.375%, 5/1/22	175	177
McDermott International, 8.00%, 5/1/21 (1)	525	443
Memorial Production Partners, 6.875%, 8/1/22 (1)	250	211
Niska Gas Storage Canada, 6.50%, 4/1/19 (1)	300	246
Pacific Rubiales Energy, 5.125%, 3/28/23 (1)	175	162
Penn Virginia, 7.25%, 4/15/19	100	86
Petroleos de Venezuela, 8.50%, 11/2/17 (1)	750	527
Samson Investment, VR, 9.75%, 2/15/20	225	132
Tervita, 8.00%, 11/15/18 (1)	350	326
Tervita, 10.875%, 2/15/18 (1)	800	682
		4,493
Entertainment & Leisure 0.8%		
DreamWorks Animation, 6.875%, 8/15/20 (1)	250	261

NCL, 5.25%, 11/15/19 (1)	50	50
		311
Financial 2.7%		
MBIA Insurance, VR, 11.564%, 1/15/33 (1)	300	195
Popular, 7.00%, 7/1/19	50	51
Radian Group, 5.50%, 6/1/19	350	360
Sberbank of Russia, 6.125%, 2/7/22 (1)	200	192
Towergate Finance, 8.50%, 2/15/18 (GBP)(1)	150	204
		1,002
Food/Tobacco 3.0%		
Big Heart Pet Brands, 7.625%, 2/15/19	375	368
JBS, 5.875%, 7/15/24 (1)	150	153
MHP, 10.25%, 4/29/15 (1)	575	565
		1,086
Gaming 4.3%		
Chester Downs & Marina, 9.25%, 2/1/20 (1)	200	175
Graton Economic Development Authority, 9.625%, 9/1/19 (1)	325	361
New Cotai Capital, PIK, 10.625%, 5/1/19 (1)	527	593
Quapaw Downstream Development, 10.50%, 7/1/19 (1)	425	436
		1,565
Health Care 1.3%		
Capella Healthcare, 9.25%, 7/1/17	200	209
Opal Acquisition, 8.875%, 12/15/21 (1)	250	262
		471
Information Technology 1.3%		
Ancestry.com, PIK, 9.625%, 10/15/18 (1)	325	324

Bankrate, 6.125%, 8/15/18 (1)	175	165
		489
Metals & Mining 3.9%		
Alpha Natural Resources, 7.50%, 8/1/20 (1)	150	120
Cliffs Natural Resources, VR, 5.20%, 1/15/18	100	78
First Quantum Minerals, 7.25%, 5/15/22 (1)	325	314
Magnetation, 11.00%, 5/15/18 (1)	50	32
Murray Energy, 9.50%, 12/5/20 (1)	250	264
Nyrstar Netherlands Holdings, 8.50%, 9/15/19 (EUR)(1)	150	191
Suncoke Energy Partners, 7.375%, 2/1/20 (1)	150	158
Walter Energy, 9.50%, 10/15/19 (1)	250	213
Westmoreland Coal, 10.75%, 2/1/18	75	79
		1,449
Other Telecommunications 0.9%		
Play Topco, PIK, 7.75%, 2/28/20 (EUR)(1)	250	318
		318
Publishing 0.2%		
Dex Media, PIK, 14.00%, 1/29/17	182	89
		89
Restaurants 0.9%		
Burger King, 6.00%, 4/1/22 (1)	175	178
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	150	151
		329
Retail 4.2%		
Academy, 9.25%, 8/1/19 (1)	75	79
Claire's Stores, 10.50%, 6/1/17	850	812

BANK LOANS 15.8% (4)		
Building & Real Estate 0.0%		
William Lyons Homes, VR, 7.75%, 8/12/22	4	4
		4
Cable Operators 0.7%		
Charter Communications, VR, 4.25%, 9/10/21	250	252
		252
Chemicals 0.2%		
Solenis International, VR, 7.75%, 7/31/22	75	73
		73
Consumer Products 0.4%		
Britax, VR, 4.50%, 10/15/20	224	157
		157
Energy 1.7%		
American Energy - Marcellus, VR, 8.50%, 8/4/21	325	297
Philadelphia Energy, VR, 6.25%, 4/4/18	274	258
Templar Energy, VR, 8.50%, 11/25/20	100	88
		643
Entertainment & Leisure 1.8%		
Formula One Holdings, VR, 7.75%, 7/29/22	150	149
IMG Worldwide, VR, 8.25%, 5/6/22	525	509
		658
Gaming 3.0%		
Amaya Gaming, VR, 5.00%, 8/1/21	375	375

Amaya Gaming, VR, 8.00%, 8/1/22	700	712
		1,087
Health Care 0.7%		
Ikaria, VR, 8.75%, 2/14/22	250	251
		251
Information Technology 1.2%		
RedPrairie, VR, 11.25%, 12/21/19	500	434
		434
Retail 1.0%		
RadioShack, VR, 4.50%, 2/15/15	375	371
		371
Services 3.8%		
Kronos, VR, 9.75%, 4/30/20	250	257
Renaissance Learning, VR, 8.00%, 4/11/22	250	243
Weight Watchers International, VR, 4.00%, 4/2/20	1,170	909
		1,409
Utilities 0.6%		
Terra-Gen Finance, VR, 5.25%, 12/31/21	125	125
TPF II Power, VR, 5.50%, 10/2/21	100	101
		226
Wireless Communications 0.7%		
Asurion, VR, 8.50%, 3/3/21	250	252
		252
Total Bank Loans (Cost $5,969)		5,817

PREFERRED STOCKS 1.0%		
Financial 1.0%		
Ally Financial (1)	—	376
Fannie Mae (3)	1	4
Total Preferred Stocks (Cost $385)		380
CONVERTIBLE PREFERRED STOCKS 0.2%		
Energy 0.2%		
Penn Virginia, Series B (1)	1	77
Total Convertible Preferred Stocks (Cost $136)		77
OPTIONS PURCHASED 0.2%		
American Airlines, Call, 1/15/16 @ $40.00 (3)	7	85
Total Options Purchased (Cost $51)		85
SHORT-TERM INVESTMENTS 18.8%		
Money Market Funds 18.8%		
T. Rowe Price Reserve Investment Fund, 0.06% (5)(6)	6,888	6,888
Total Short-Term Investments (Cost $6,888)		6,888
Total Investments in Securities 99.4% of Net Assets (Cost $38,595)		**$ 36,498**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $16,418 and represents 44.7% of net assets.

(2) Level 3 in fair value hierarchy. See Note 2.

(3) Non-income producing

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(5) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $38,595)	$	36,498
Interest and dividends receivable		574
Receivable for shares sold		213
Receivable for investment securities sold		212
Unrealized gain on forward currency exchange contracts		56
Due from affiliates		16
Unrealized gain on bilateral swaps		3
Foreign currency (cost $1)		1
Other assets		27
Total assets		37,600
Liabilities		
Payable for investment securities purchased		558
Unrealized loss on bilateral swaps		79
Bilateral swap premiums received		56
Due to affiliates		20
Written options (premiums $12)		9
Unrealized loss on forward currency exchange contracts		9
Payable for shares redeemed		3
Other liabilities		140
Total liabilities		874
NET ASSETS	$	36,726
Net Assets Consist of:		
Overdistributed net investment income	$	(253)
Accumulated undistributed net realized loss		(375)
Net unrealized loss		(2,124)
Paid-in capital applicable to 3,953,805 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		39,478
NET ASSETS	$	36,726

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Credit Opportunities Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a combination of long-term capital appreciation and high income. The fund has two classes of shares: the Credit Opportunities Fund original share class, referred to in this report as the Investor Class, offered since April 29, 2014, and the Credit Opportunities Fund–Advisor Class (Advisor Class), offered since April 29, 2014. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended November 30, 2014, the Advisor class incurred less than $1,000 in these fees. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2014, totaled $0 for the six months ended November 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2014, no margin had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November, 30, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 1% and 6% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 1% and 2% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2014, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2014, the notional amount of protection sold by the fund totaled $985,000 (2.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 2% and 12% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At November 30, 2014, approximately 10% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At November 30, 2014, approximately 78% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2014, the fund’s total unfunded commitments not included in the Portfolio of Investments were $500,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $25,213,000 and $15,120,000, respectively, for the six months ended November 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $38,597,000. Net unrealized loss aggregated $2,126,000 at period-end, of which $296,000 related to appreciated investments and $2,422,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $106,000 were waived and expenses in the amount of $57,000 were reimbursed by Price Associates during the six months ended November 30, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $203,000 remain subject to repayment at November 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended November 30, 2014, expenses incurred pursuant to these service agreements were $105,000 for Price Associates and $10,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of November 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 63% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Credit Opportunities Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015